Promissory Note	12 Months Ended
Dec. 31, 2021
Disclosure Promissory Note [Abstract]
Promissory Note [Text Block]
9. Promissory Note

Details of the Promissory Note are as follows:

	Year ended December 31,
	2021	2020
Promissory Note - beginning of period	$16,629	$15,501
Accretion and interest	1,066	1,128
Promissory Note - end of period	$17,695	$16,629
Less: current portion	(17,695)	-
Non-current portion	$-	$16,629
On August 7, 2019, the Company issued to Glencore a promissory note in the amount of $15.0 million. The term of the promissory note was extended from December 31, 2021 to February 28, 2022 and, subsequent to year end, it was repaid on February 14, 2022 (see Notes 8 and 16). Interest accrued on the outstanding balance at three-month U.S. dollar LIBOR plus 6.0%. No borrowing costs were capitalized during 2021 or 2020.